May 16, 2016

Cross Shore Discovery Fund
Institutional Shares

Supplement to Prospectus and Statement of Additional Information,
each dated November 23, 2015, as revised on March 24, 2016

The Prospectus and Statement of Additional Information, each dated November 23, 2015, of the Cross Shore Discovery Fund (the "Fund") is hereby amended to reflect the following new information:

New Transfer Agent Name

The name of the Fund's transfer agent has changed to Ultimus Asset Services, LLC (a wholly owned subsidiary of Ultimus Fund Solutions, LLC).

Address of Fund

Beginning May 23, 2016, inquiries concerning the Fund or shareholder accounts, and orders to purchase or redeem shares of the Fund should be addressed to:

U.S. Mail:	Overnight:
Cross Shore Discovery Fund c/o Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Cross Shore Discovery Fund c/o Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

For further information concerning purchases or redemptions of Fund shares, see "Purchases of Shares," "Repurchases of Institutional Shares" and "Transfer of Shares" in the Prospectus.

Further Information

For further information, please contact the Fund toll-free at (844) 300-7828.  You may also obtain additional copies of the Fund's Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund's website at www.crossshorefunds.com.

Please retain for future reference.